EXHIBIT 10.19

AMENDMENT NO.2 TO
EMPLOYMENT AGREEMENT

This Amendment No. 2 to Employment Agreement (this “Amendment”), is dated as of November 6, 2023 between Global Net Lease, Inc. (the “Company”) and James Nelson (the “Executive”) (together referred to as the “Parties”). Capitalized terms used and not otherwise defined herein shall have the meaning ascribed to such terms in the Employment Agreement (defined below).

R E C I T A L S:

WHEREAS, the Executive and AR Global Investments, LLC (the “Advisor”) are parties to that certain Employment Agreement, dated July 10, 2017, as amended by that certain Amendment No. 1 to Employment Agreement dated March 24, 2022 (collectively, as amended, the “Employment Agreement”);

WHEREAS, the Company has previously assumed the obligations of the Advisor under the Employment Agreement;

WHEREAS, the Parties desire to amend the Employment Agreement to reflect the relevant assumption of obligations and make other revisions to the terms thereof.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledge, the Parties hereby agree that the Employment Agreement is amended as follows:

1.     References to “Company” in the Employment Agreement (including any exhibits thereto) shall be deemed to refer to Global Net Lease, Inc.

2.    Section 1(b) of the Employment Agreement is modified by deleting the first sentence thereof and replacing it with the following:

“The Executive shall report directly to the board of directors of the Company (the “Company Board”), and the Executive’s principal duties and responsibilities shall be consistent with his position.”

3.     Each reference in the Employment Agreement to “Senior Officer” is replaced by “Company Board.”

4.     Section 14(a) is modified by deleting notices to the Company in Section 14(a) and replacing it with the following:

“If to the Company, to:

Global Net Lease, Inc.
650 Fifth Avenue
30th Floor
New York, NY 10019
Attn: Chief Executive Officer
Telecopy No.: (212) 421-5799

With a copy to:

Global Net Lease, Inc.
650 Fifth Avenue
30th Floor
New York, NY 10019
Attn: Jesse C. Galloway, Esq.
And by email to:     jgalloway@globalnetlease.com

5.   Except where this Amendment explicitly amends the Employment Agreement, the Employment Agreement shall remain in full force and effect and is hereby ratified and confirmed.

[Signature Page Follows]

IN WITNESS WHEREOF, this Amendment has been adopted as of the date first above written.

GLOBAL NET LEASE, INC.

By:    /s/ Jesse Galloway
Name: Jesse Galloway
Title: Authorized Signatory
EXECUTIVE

By:    /s/ James Nelson
Name: James Nelson

SIGNATURE PAGE TO AMENDMENT TO EMPLOYMENT AGREEMENT